UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

December 15, 2010

LANTRONIX, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	1-16027	33-0362767
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

167 Technology Drive
Irvine, California 92618
(Address of principal executive offices, including zip code)

(949) 453-3990
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

On December 15, 2010, Jerry D. Chase, President and Chief Executive Officer and Reagan Y. Sakai, Chief Financial Officer and Secretary were granted an Incentive Stock Option  to purchase common stock from the Company pursuant to the terms of the Company’s 2010 Stock Incentive Plan. Under the terms of the grant, Mr. Chase and Mr. Sakai will receive the option to purchase 50,000 and 25,000 common shares, respectively.  Twenty-five  percent (25%) of the total grant will  vest on December 15, 2011, and 1/48th of the total grant shall vest monthly thereafter, all subject to the recipients’ continued employment. The exercise price of each option granted was $3.45, which is equal to the fair market value of the Company’s common stock on the date of grant, as listed on the Nasdaq Capital Market.

Item 8.01	Other Events.

On December 1, 2010, Lantronix, Inc. (the “Company”) filed a Definitive Proxy Statement which supplemented the original Definitive Proxy Statement on Schedule 14A (the “2010 Proxy Statement”) that was dated November 5, 2010  and filed with the Securities and Exchange Commission relating to an annual meeting of our stockholders to be held on December 15, 2010. The purpose of the annual meeting was to vote on the following proposals: (1) to elect seven directors to serve until the 2011 Annual Meeting of Stockholders or until their successors are duly elected or appointed; (2) to approve the 2010 Stock Incentive Plan which would replace the expired 2000 Stock Plan and reserve 1,350,000 shares of common stock as available for issuance under the 2010 Stock Incentive Plan; (3) to approve an amendment to the Certificate of Incorporation reducing the number of common shares authorized from 200,000,000 to 100,000,000; and (4) to ratify the appointment of McGladrey & Pullen, LLP as our independent registered public accountants for the fiscal year ending June 30, 2011.

The Board fixed the close of business on October 26, 2010 as the record date for identifying those stockholders entitled to notice of, and to vote, at the annual meeting. On December 1, 2010, the supplemental notice containing instructions on how to access our final 2010 Proxy Statement and Annual Report on Form 10-K and vote online was sent to stockholders. The notice also included instructions on how to receive a paper copy of the stockholder’s annual meeting materials, including the notice of annual meeting, 2010 Proxy Statement and proxy card.  On December 15, 2010, the Company conducted its annual meeting of stockholders and all proposals were approved.

On December 15, 2010, 9,822,552 shares were represented in person or by proxy at the meeting, which constituted a quorum. The results of the four proposals were as follows:

1. The following seven directors were elected to the Company’s Board:

Bernhard Bruscha
Jerry D. Chase
Hoshi Printer
John Rehfeld
Larry Sanders
Howard T. Slayen
Thomas M. Wittenschlaeger

2. To approve the 2010 Stock Incentive Plan which would replace the expired 2000 Stock Plan and reserve 1,350,000 shares of common stock as available for issuance under the 2010 Stock Incentive Plan:

For: 6,404,558
Against: 1,766,507
Abstain: 10,388

3. To approve an amendment to the Certificate of Incorporation reducing the number of common shares authorized from 200,000,000 to 100,000,000:

For: 9,627,404
Against: 62,718
Abstain: 132,428

4. To ratify the appointment of McGladrey & Pullen, LLP as our independent registered public accountants for the fiscal year ending June 30, 2011:

For: 9,776,390
Against: 44,781
Abstain: 1,381

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 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 20, 2010	LANTRONIX, INC.

By:	/s/ Jerry D. Chase
Jerry D. Chase President and Chief Executive Officer

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